UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

333-282616	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

333-282616-01	Ameren Missouri Securitization Funding I, LLC (Delaware Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	33-1368847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Union Electric Company ☐

Ameren Missouri Securitization Funding I, LLC ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Union Electric Company ☐

Ameren Missouri Securitization Funding I, LLC ☐

ITEM 8.01	Other Events.

On December 10, 2024, Union Electric Company d/b/a Ameren Missouri (the “Utility”) and Ameren Missouri Securitization Funding I, LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and RBC Capital Markets, LLC, as representatives of the underwriters party thereto, with respect to the purchase and sale of $476,121,000 of Securitized Utility Tariff Bonds, Series 2024-A (the “Bonds”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “Indenture”), each to be dated as of December 20, 2024, the forms of which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Bonds were offered pursuant to the prospectus dated December 10, 2024 (the “Prospectus”). In connection with the issuance of the Bonds, the Utility and the Issuing Entity also expect to enter into a Securitized Utility Tariff Property Servicing Agreement, Securitized Utility Tariff Property Purchase and Sale Agreement, and Administration Agreement, each to be dated as of December 20, 2024, the forms of which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and the Underwriting Agreement is annexed hereto as Exhibit 1.1.

Additionally, effective as of December 10, 2024, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”) in connection with the issuance of the Bonds. The A&R LLC Agreement, which is described in the Prospectus, was previously approved by the Utility, the sole member of the Issuing Entity. The description of the A&R LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title
1.1	Underwriting Agreement among Ameren Missouri Securitization Funding I, LLC, Union Electric Company and Goldman Sachs & Co. LLC and RBC Capital Markets, LLC, as representatives of the Underwriters party thereto, dated December 10, 2024
3.2	Amended and Restated Limited Liability Company Agreement of Ameren Missouri Securitization Funding I, LLC, to be dated as of December 10, 2024
4.1	Form of Indenture between Ameren Missouri Securitization Funding I, LLC and The Bank of New York Mellon Trust Company, N.A., to be dated as of December 20, 2024
4.2	Form of Series Supplement between Ameren Missouri Securitization Funding I, LLC and The Bank of New York Mellon Trust Company, N.A. (including forms of the Bonds), to be dated as of December 20, 2024
10.1	Form of Securitized Utility Tariff Property Servicing Agreement between Ameren Missouri Securitization Funding I, LLC and Union Electric Company, as Servicer, to be dated as of December 20, 2024
10.2	Form of Securitized Utility Tariff Property Purchase and Sale Agreement between Ameren Missouri Securitization Funding I, LLC and Union Electric Company, as Seller, to be dated as of December 20, 2024
10.3	Form of Administration Agreement between Ameren Missouri Securitization Funding I, LLC and Union Electric Company, as Administrator, to be dated as of December 20, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Michael L. Moehn
Name:	Michael L. Moehn
Title:	Senior Executive Vice President and Chief Financial Officer

AMEREN MISSOURI SECURITIZATION FUNDING I, LLC
(Registrant)

By:	/s/ Darryl T. Sagel
Name:	Darryl T. Sagel
Title:	President and Treasurer

Date: December 12, 2024